                                                                   EXHBIT 10.15
                SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
          AMONG ROYSTER-CLARK, INC., VARIOUS FINANCIAL INSTITUTIONS,
           DLJ CAPITAL FUNDING, INC., J.P. MORGAN SECURITIES, INC.,
                       AND U.S. BANCORP, AG CREDIT INC.
                             DATED APRIL 22, 1999

  This Second Amendment to Revolving Credit Agreement is made as of the 10th day of November, 2000 between Royster-Clark, Inc. a Delaware corporation (hereinafter referred to as "Borrower"), and the various financial institutions signatory hereto (being at least the "Required Lenders," as defined in the Credit Agreement)(the "Lenders").

                                    RECITAL

  Borrower has requested Lenders amend and modify certain covenants under the Revolving Credit Agreement between Borrower and Lenders dated April 22, 1999 (as amended, replaced, restated and/or supplemented from time to time, the "Credit Agreement"), and Lenders are willing to do so on the terms and conditions herein contained.

  NOW THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Credit Agreement and this Second Amendment and of any loans or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by Lenders, Borrower and Lenders agree as follows:

  1. With regard to the definition of Applicable Margin set forth in Section
1.1 of the Credit Agreement, Defined Terms, the text of said definition shall remain unmodified and unamended, however, the grid set forth therein shall be modified and amended to read as follows:

                                            Applicable Margin Applicable Margin
                                                   For               For
                Leverage Ratio               Base Rate Loans   LIBO Rate Loans
                --------------              ----------------- -----------------
   Greater than or equal to 6.5:1..........       2.25%             3.50%
   Less than 6.5:1 but greater than or
    equal to 6.0:1.........................       2.00%             3.25%
   Less than 6.0:1 but greater than or
    equal to 5.5:1.........................       1.75%             3.00%
   Less than 5.5:1 but greater than or
    equal to 3.5:1.........................       1.50%             2.75%
   Less than 3.5:1 but greater than or
    equal to 2.5:1.........................       1.25%             2.50%
   Less than 2.5:1.........................       1.00%             2.25%

  2. A new defined term, Borrowing Base Reserve shall be added to Section 1.1 of the Credit Agreement, Defined Terms, which shall read in full as follows:

  "Borrowing Base Reserve" means, at any time of determination, the amount which is (a) the then existing Borrowing Base Amount, less (b) the aggregate outstanding principal amount of all Revolving Loans and Swing Line Loans, together with the aggregate amount of all Letter of Credit Outstandings.

  3. With regard to the definition of Compliance Certificate set forth in
Section 1.1 of the Credit Agreement, Defined Terms, Borrower shall amend the form of Exhibit E1 and the attachments thereto to conform with the amendments set forth herein, as applicable.

  4. Section 7.2.4.(a) of the Credit Agreement, Financial Covenants, shall be modified and amended to read as follows:

  Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio determined below opposite such period:

                            Period                       Interest Coverage Ratio
                            ------                       -----------------------
       September 30, 2000...............................         1.30:1
       December 31, 2000................................         1.30:1
       March 31, 2001...................................         1.20:1
       June 30, 2001....................................         1.20:1
       September 30, 2001...............................         1.30:1
       December 31, 2001................................         1.45:1
       March 31, 2002...................................         1.30:1
       June 30, 2002....................................         1.30:1
       September 30, 2002...............................         1.60:1
       December 31, 2002 and thereafter.................         1.70:1

  5. Section 7.2.4.(b) of the credit Agreement shall be modified and amended to read as follows:

  Current Ratio. The Borrower will not permit the Current Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                                 Period                            Current Ratio
                                 ------                            -------------
       September 30, 2000.........................................    1.15:1
       December 31, 2000..........................................    1.15:1
       March 31, 2001.............................................    1.05:1
       June 30, 2001 through December 31, 2001....................    1.15:1
       March 31, 2002.............................................    1.05:1
       June 30, 2002 and thereafter...............................    1.15:1

  6. Section 7.2.4(c) of the Credit Agreement shall be modified and amended to read as follows:

  Adjusted Leverage Ratio. The Borrower will not permit the Adjusted Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

                          Period                         Adjusted Leverage Ratio
                          ------                         -----------------------
   September 30, 2000...................................         3.25:1
   December 31, 2000....................................         3.75:1
   March 31, 2001.......................................         4.00:1
   June 30, 2001........................................         4.00:1
   September 30, 2001 through June 30, 2002.............         3.25:1
   September 30, 2002...................................         3.00:1
   December 31, 2002 and thereafter.....................         2.75:1

  7. Section 7.2.4.(d) of the Credit Agreement shall be modified and amended to read as follows:

    Minimum Net Worth. The Borrower will not permit Net Worth during any period set forth below to be less than the amount set forth opposite such period:

                     Period                                Net Worth
                     ------                                ---------
   September 30, 2000......................... $90,000,000
   December 31, 2000.......................... $85,000,000
   March 31, 2001............................. $70,000,000
   June 30, 2001.............................. $90,000,000
   September 30, 2001......................... $85,000,000
   December 31, 2001.......................... $80,000,000
   March 31, 2002............................. $70,000,000
   June 30, 2002.............................. $90,000,000
   September 30, 2002......................... $85,000,000
   December 31, 2002 and thereafter........... $80,000,000 plus 50% of positive
                                               Net Income as of each fiscal year
                                               beginning with fiscal year end
                                               December 31, 2002.

  8. Section 7.2.4.(e) of the Credit Agreement shall be modified and amended to read as follows:

    Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

                          Period                     Fixed Charge Coverage Ratio
                          ------                     ---------------------------
       September 30, 2000...........................           0.70:1
       December 31, 2000............................           1.00:1
       March 31, 2001...............................           0.85:1
       June 30, 2001................................           0.85:1
       September 30 ,2001...........................           0.90:1
       December 31, 2001............................           1.00:1
       March 31, 2002...............................           0.95:1
       June 30, 2002................................           0.95:1
       September 30, 2002...........................           1.00:1
       December 31, 2002 and thereafter.............           1.10:1

  9. Section 7.2.4.(f) of the Credit Agreement shall be modified and amended to read as follows:

    (f) Working Capital. The Borrower will not permit Working Capital as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the amount determined below opposite such period:

                                Period                           Working Capital
                                ------                           ---------------
       September 30, 2000.......................................   $50,000,000
       December 31, 2000........................................   $50,000,000
       March 31, 2001...........................................   $40,000,000
       June 30, 2001 through December 31, 2001..................   $50,000,000
       March 31, 2002...........................................   $40,000,000
       June 30, 2002............................................   $50,000,000
       September 30, 2002 and thereafter........................   $55,000,000

  10. Section 7.2.4. of the Credit Agreement, Financial Covenants, shall be modified and amended by the addition of a new subsection (g) to read as follows:

    (g) Borrowing Base Reserve. The Borrower will not permit the
  Borrowing Base Reserve at any time during any period set forth to be less than the amount set forth as follows:

      (i) from November 10, 2000 through December 31, 2000: $10,000,000;

     (ii) on January 1, 2001 and thereafter: $15,000,000.

  11. Section 7.2.5.(k) of the Credit Agreement shall be modified and amended to read as follows:

    (k) Investments constituting Permitted Acquisitions provided that each proposed Investment constituting a Permitted Acquisition shall have been consented to in writing by the Required Lenders prior to the closing of such Investment constituting a Permitted Acquisition.

  12 Section 7.2.7, of the Credit Agreement, Capital Expenditures, is hereby modified with regard to the Capital Expenditure Covenant for the fiscal year end 2001 and thereafter to read:

                        Fiscal Year                   Capital Expenditure Amount
                        -----------                   --------------------------
      2001 and thereafter............................        $19,000,000;

  13. Waiver of Requirements with Regard Secured Consignment Agreements. The Borrower and the Lenders acknowledge the following: (i) From time to time Borrower or a Restricted Subsidiary will desire to enter into agreements with third parties whereby Borrower or a Restricted Subsidiary will accept goods on consignment from such third party and will be required to execute and deliver to said third party one or more UCC financing statements covering the goods consigned or to be consigned under such agreement (a "Secured Consignment Agreement"); (ii) The Borrower Pledge and Security Agreement and the Subsidiary Pledge and Security Agreement prohibit new financing statements or Liens on the Collateral ( See Sections 3.5 and 4.8 thereof); (iii) Collateral includes Inventory and Inventory includes "all goods in which the Grantor has an interest . . . (including goods in which the Grantor has an interest or right as consignee)" (See Sections 2.1 and 2.1(d) of the Credit Agreement); and (iv) a consignment agreement and UCC financing statements were previously executed and delivered by Borrower and a Restricted Subsidiary to PCS Sales
(USA), Inc. ("PCS"), pursuant to a Waiver and Consent dated July 22, 1999, upon the condition that the Borrower, the Restricted Subsidiary, the Administrative Agent and PCS execute and deliver that certain Agreement By and Among U.S. Bancorp Ag Credit, Inc., as Administrative Agent, Royster-Clark Agribusiness, Inc., Royster-Clark, Inc. and PCS Sales (USA), Inc. which was attached to said Waiver and Consent as Exhibit A (the "PCS Agreement"). Notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, any violation of the terms of the Credit Agreement or any other Loan Document, especially including but not limited to Sections 3.5 and 4.8(b) of the Borrower Pledge and Security Agreement and/or the Subsidiary Pledge and Security Agreement, that would result from a Secured Consignment Agreement shall be and is hereby waived and consent thereto shall be and is hereby given in accordance with Section 10.1 of the Credit Agreement, subject, in each case, to the condition that the Borrower shall have obtained and delivered to the Administrative Agent, an agreement by the Borrower and/or a Restricted Subsidiary, as the case may be, and the would be consignor under the proposed Secured Consignment Agreement, which is executed and ready for acceptance and execution by the Administrative Agent and which, in the sole determination of the Administrative Agent, is substantially the same as the PCS Agreement. Borrower agrees that notwithstanding anything to the contrary set forth in the Credit Agreement or any other Loan Document, each Borrowing Base Certificate delivered by Borrower after the date of this Amendment shall contain a detailed report, satisfactory in all respects to the Administrative Agent, of all goods held by Borrower or any Restricted Subsidiary under any Secured Consignment Agreement (including the existing agreement with PCS).

  14. Reduction of Line of Credit. The Revolving Loan Commitment Amount shall be and is hereby reduced from $275,000,000 to $245,000,000 effective as of the date of this Amendment, which reduction shall be deemed to have been effected under and in accordance with Section 2.2.1 of the Credit Agreement (regarding optional reductions of commitment amounts) as if all required prior notices had been given thereunder to the Administrative Agent.

  15. Amendment Fee. Borrower shall pay an Amendment Fee of one quarter of one percent (.25%), pro-rata based on Lender Commitment (after giving effect to the reduction of the Revolving Loan Commitment Amount as set forth in the preceding paragraph 14), to each Lender that has signed this Amendment, without changes or reservations, and delivered it to the Administrative Agent on or before 5:00 p.m. (Denver Time) on November 10, 2000.

  16. Incorporation of Credit Agreement. The parties hereto agree that this Second Amendment shall be an integral part of the Credit Agreement executed by the parties on the 22nd day of April, 1999, and that all of the terms set forth therein are hereby incorporated in this Second Amendment by reference, and that all terms of this Second Amendment are hereby incorporated into said Credit Agreement, as if made an original part thereof. All of the terms and conditions of the Credit Agreement, which are not modified in this Second Amendment shall remain in full force and effect. To the extent the terms of this Second Amendment conflict with the terms of the Credit Agreement, the terms of this Second Amendment shall control.

  IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first hereinabove written.
                                            Royster-Clark, Inc., Borrower
                                            600 5th Avenue, Suite 2500
                                            New York, New York 10020

                                                /s/ Francis P. Jenkins Jr.
                                            By: _______________________________
                                                  Francis P. Jenkins Jr.
                                                  Chief Executive Officer

                                            LENDERS

                                            U.S. Bancorp AG Credit, Inc., as
                                            Administrative Agent and as a
                                            Lender
                                            950 17th Street, Suite 350
                                            Denver, Colorado 80202

                                                    /s/ Alan V. Schuler
                                            By: _______________________________
                                                      Alan V. Schuler
                                                      Vice President

                                            Cooperative Centrale
                                            Raitteisen-Boerenleenbank B.A.,
                                            "Rabobanknederland," New York
                                            Branch
                                            300 South Wacker Drive, Suite 3500
                                            Chicago, Illinois 60406

                                                     /s/ Thomas Kelley
                                            By: _______________________________
                                                       Thomas Kelley
                                                      Vice President

                                            Transamerica Business Credit
                                            Corporation
                                            8750 West Bryn Mawr, Suite 720
                                            Chicago, Illinois 60631

                                                     /s/ Vik Dewanjee
                                            By: _______________________________
                                                       Vik Dejanjee
                                                      Vice President

                                            Wells Fargo Bank
                                            Loan Adjustment Group
                                            45 Fremont Street, Second Floor
                                            San Francisco, California 94105

                                            By ________________________________

                                            Its _______________________________

                                            Harris Trust and Savings Bank
                                            111 West Monroe St.,
                                            18th Floor West
                                            Chicago, Illinois 60690

                                                   /s/ Brian J. Moeller
                                            By ________________________________
                                                     Brian J. Moeller
                                                     Managing Director

                                            LaSalle Business Credit, Inc.
                                            575 5th Avenue, 27th Floor
                                            New York, New York 10017

                                                  /s/ Anthony M. Lavinio
                                            By ________________________________
                                                    Anthony M. Lavinio
                                                 Assistant Vice-President

                                            Bank of America Business Credit
                                            600 Peachtree Street, 13th Floor
                                            Atlanta, Georgia 30308


                                                   /s/ John P. Holloway
                                            By ________________________________
                                                     John P. Holloway
                                                   Senior Vice-President


                                            Finova Capital Corporation
                                            311 South Wacker Drive, Suite 4440
                                            Chicago, Illinois 60406-4618

                                            By ________________________________

                                            Its _______________________________

                                            PNC Bank, NA
                                            Two PNC Plaza-18th Floor
                                            620 Liberty Avenue
                                            Pittsburgh, Pennsylvania 15222

                                                    /s/ Daniel J. Paull
                                            By: _______________________________
                                                      Daniel J. Paull
                                                      Vice-President

                                            IBJ Whitehall Financial Group
                                            One State Street
                                            New York, New York 10004

                                                    /s/ John N. Favale
                                            By: _______________________________
                                                      John N. Favale
                                                 Assistant Vice-President

                                            Firstar Bank, N.A.
                                            (f/k/a Mercantile Bank National
                                            Association)
                                            One Mercantile Center
                                            7th and Washington, Tram 12-3
                                            St. Louis, Missouri 63101

                                                  /s/ Curtis A. Schrieber
                                            By: _______________________________
                                                    Curtis A. Schrieber
                                                      Vice-President

                                            ORIX Business Credit, Inc.
                                            846 East Algonquin Road, Suite
                                            A100
                                            Schaumburg, Illinois 60173

                                                    /s/ Michael J. Cox
                                            By: _______________________________
                                                      Michael J. Cox
                                                 Executive Vice-President

                                            The Provident Bank
                                            One East Fourth Street, 249 A
                                            Cincinnati, Ohio 45202

                                                  /s/ Marshall M. Stuart
                                            By: _______________________________
                                                    Marshall M. Stuart
                                                      Vice-President